Putnam Short-Term Municipal Income Fund
The fund's portfolio
2/28/23 (Unaudited)
Key to holding's abbreviations
AGM — Assured Guaranty Municipal Corporation
COP — Certificates of Participation
FHA Insd. — Federal Housing Administration Insured
FNMA Coll. — Federal National Mortgage Association Collateralized
FRB — Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN — Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
G.O. Bonds — General Obligation Bonds
OTC — Over-the-counter
PSFG — Permanent School Fund Guaranteed
VRDN — Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index rate, which was 3.42% as of the close of the reporting period.

MUNICIPAL BONDS AND NOTES (97.6%)(a)
	Rating(RAT)	Principal amount	Value
Alabama (0.7%)
Southeast Energy Auth. Commodity Supply Mandatory Put Bonds (12/1/29), Ser. A-1, 5.50%, 1/1/53	A1	$500,000	$536,165

			536,165
Arizona (0.6%)
Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds, (Great Hearts Academies), 3.75%, 7/1/24	BBB	5,000	4,934
Pima Cnty., Indl. Dev. Auth. Sr. Living 144A Rev. Bonds, (La Posada at Park Centre, Inc.), 5.75%, 11/15/24	BBB+/P	420,000	421,442

			426,376
California (16.8%)
Bay Area Toll Auth. VRDN (San Francisco Bay Area), Ser. C, 2.20%, 4/1/53	VMIG 1	1,610,000	1,610,000
CA Hlth. Fac. Fin. Auth. Rev. Bonds, (Adventist Hlth. Syst./West Oblig. Group), Ser. A, 4.00%, 3/1/43	A-	230,000	206,412
CA Muni. Fin. Auth. Rev. Bonds, (Channing House), Ser. A, 5.00%, 5/15/23	AA-	650,000	652,200
CA State Enterprise Dev. Auth. Student Hsg. Rev. Bonds, (Provident Group-SDSU Properties, LLC), Ser. A
5.00%, 8/1/26	Baa3	100,000	103,967
5.00%, 8/1/24	Baa3	100,000	101,896
CA State Infrastructure & Econ. Dev. Bank
Mandatory Put Bonds (8/1/24), (CA Academy of Sciences), 3.77%, 8/1/47	A2	1,000,000	987,918
Mandatory Put Bonds (1/31/24), (DesertXpress Enterprises, LLC), 3.65%, 1/1/50	VMIG1	2,000,000	1,992,677
CA State Infrastructure & Econ. Dev. Bank Rev. Bonds, (Performing Arts Ctr. of Los Angeles Cnty.), 5.00%, 12/1/28	A	640,000	706,864
CA State Muni. Fin. Auth Mobile Home Park Rev. Bonds, (Caritas Affordable Housing, Inc.), Ser. A, 5.00%, 8/15/23	A-	510,000	512,833
CA State Muni. Fin. Auth. COP, (Palomar Hlth.), Ser. A, AGM
5.00%, 11/1/28	AA	115,000	122,499
5.00%, 11/1/27	AA	100,000	105,483
CA State Muni. Fin. Auth. Rev. Bonds, (HumanGood Oblig. Group), Ser. A, 4.00%, 10/1/30	A-/F	165,000	165,871
CA State Tobacco Securitization Agcy. Rev. Bonds, (Gold Country Settlement Funding Corp.), Ser. A, 5.00%, 6/1/23	A	1,025,000	1,028,887
CA State U. Mandatory Put Bonds (11/1/26), Ser. B-2, 0.55%, 11/1/49	Aa2	2,000,000	1,746,871
Fontana, Special Tax Bonds, (Cmnty. Fac. Dist. No. 85), 3.00%, 9/1/23	BB+/P	250,000	248,473
Imperial Cnty., Local Trans. Auth. Sales Tax Rev. Bonds, Ser. E, AGM, 5.00%, 6/1/32	AA	1,135,000	1,230,071
Los Angeles, Dept. of Arpt. Rev. Bonds, 5.00%, 5/15/28	Aa3	500,000	534,553
Port of Oakland Rev. Bonds, 1.181%, 5/1/25	A1	600,000	552,090
San Bernardino Cnty., FRB, Ser. C, 4.796%, 8/1/23	Aa1	125,000	124,847

			12,734,412
Colorado (2.7%)
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds, (CommonSpirit Hlth.), Ser. A, 5.00%, 11/1/24	A-	800,000	817,438
E-470 Pub. Hwy. Auth. Mandatory Put Bonds (9/1/24), Ser. B, 3.399%, 9/1/39	A2	1,000,000	992,778
Regl. Trans. Dist. Rev. Bonds, (Denver Transit Partners, LLC)
5.00%, 7/15/25	Baa1	160,000	163,453
5.00%, 7/15/24	Baa1	100,000	101,030

			2,074,699
Connecticut (2.7%)
CT State Hlth. & Edl. Fac. Auth. Mandatory Put Bonds (2/10/26), Ser. A, 2.80%, 7/1/48	Aaa	1,000,000	988,378
CT State Hlth. & Edl. Fac. Auth. Rev. Bonds, (Stamford Hosp. Oblig. Group (The)), Ser. L-1, 4.00%, 7/1/24	BBB+	500,000	498,963
CT State Hsg. Fin. Auth. Rev. Bonds, Ser. D2, 3.00%, 5/15/24	Aaa	600,000	594,173

			2,081,514
District of Columbia (1.2%)
DC Rev. Bonds
(D.C. Intl. School), 5.00%, 7/1/27	BBB	300,000	310,496
(Plenary Infrastructure DC, LLC), 5.00%, 8/31/25	A3	500,000	509,456
(KIPP DC), 5.00%, 7/1/23	BBB+	100,000	100,235

			920,187
Florida (8.3%)
FL State Dev. Fin. Corp. Ed. Fac. Rev. Bonds, (Nova Southeastern U., Inc.), 5.00%, 4/1/29	A3	150,000	162,324
Miami-Dade Cnty., Mandatory Put Bonds (7/1/24), (Waste Management, Inc.), Ser. B, 3.795%, 11/1/48	A-	1,000,000	973,651
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds, (Presbyterian Retirement Cmnty., Inc.), 5.00%, 8/1/36 (Prerefunded 8/1/23)	A-/F	3,000,000	3,103,796
Palm Beach Cnty., HFA Mandatory Put Bonds (2/1/24), (Christian Manor Restoration, LP), 1.25%, 2/15/25	Aaa	1,985,000	1,918,122
St. John's Cnty., Indl. Dev. Auth. Rev. Bonds, (Life Care Ponte Vedra Oblig. Group), Ser. A, 4.00%, 12/15/28	BB+/F	200,000	187,271

			6,345,164
Georgia (2.0%)
Burke Cnty., Dev. Auth. Poll. Control
Mandatory Put Bonds (8/19/25), (GA Pwr. Co.), 2.875%, 12/1/49	Baa1	500,000	482,607
Mandatory Put Bonds (6/13/24), (GA Pwr. Co.), 2.15%, 10/1/32	Baa1	230,000	223,415
Main Street Natural Gas, Inc. Gas Supply Mandatory Put Bonds (9/1/23), Ser. B, 3.677%, 4/1/48	Aa1	800,000	801,245

			1,507,267
Hawaii (0.3%)
HI State Harbor Syst. Rev. Bonds, Ser. B, 0.90%, 7/1/23	Aa3	250,000	246,460

			246,460
Illinois (4.8%)
Chicago, Special Assmt. Bonds, 1.99%, 12/1/23	BBB/P	100,000	98,103
Cook Cnty., Cmnty. College G.O. Bonds, (Dist. No. 508), 5.25%, 12/1/30	BBB	500,000	501,308
IL State G.O. Bonds
Ser. A, 5.00%, 10/1/24	A-	500,000	508,478
Ser. A, 5.00%, 3/1/24	A-	800,000	808,703
4.00%, 8/1/25	A-	225,000	225,010
IL State Fin. Auth.
Mandatory Put Bonds (8/15/25), (U. of Chicago Med. Ctr.), Ser. B-1, 5.00%, 8/15/52	AA+	500,000	516,392
Mandatory Put Bonds (11/15/24), (OSF Hlth. Care Syst. Oblig. Group), Ser. B-1, 5.00%, 5/15/50	A	500,000	507,428
IL State Fin. Auth. Rev. Bonds
(Presbyterian Homes Oblig. Group), Ser. A, 5.00%, 11/1/23	A-/F	75,000	75,338
(The Washington and Jane Smith Home), 4.00%, 10/15/24	BBB-/F	215,000	211,816
(The Washington and Jane Smith Home), 4.00%, 10/15/23	BBB-/F	205,000	203,990

			3,656,566
Indiana (3.0%)
Hammond, Multi-School Bldg. Corp. Rev. Bonds, 5.00%, 7/15/24	AA+	1,160,000	1,184,361
IN State Fin Auth. Mandatory Put Bonds (11/15/23), (Fulcrum Centerpoint, LLC), 4.50%, 12/15/46	VMIG 1	650,000	648,333
Rockport, Poll. Control Rev. Bonds, (AEP Generating Co. ), 3.125%, 7/1/25	A-	500,000	488,059

			2,320,753
Iowa (0.4%)
IA State Fin. Auth. Solid Waste Fac. Mandatory Put Bonds (4/1/24), (Gevo NW Iowa RNG, LLC), 1.50%, 1/1/42	Aa3	300,000	292,935

			292,935
Louisiana (2.0%)
LA Stadium & Exposition Dist. Rev. Bonds, 4.00%, 7/3/23	BBB+/F	1,000,000	1,000,198
LA State Offshore Term. Auth. Deepwater Port Mandatory Put Bonds (12/1/23), (Loop, LLC), Ser. A, 1.65%, 9/1/33	A3	400,000	393,812
St. John The Baptist Parish Mandatory Put Bonds (7/1/24), (Marathon Oil Corp.), 2.125%, 6/1/37	Baa3	100,000	97,226

			1,491,236
Maryland (0.5%)
Frederick Cnty., Special Tax Bonds, (Oakdale-Lake Linganore), 2.625%, 7/1/24	BB/P	140,000	136,765
MD State Hlth. & Higher Ed. Fac. Auth. Rev. Bonds, (Stevenson U.), 5.00%, 6/1/29	BBB-	200,000	214,540

			351,305
Massachusetts (1.7%)
Dennis-Yarmouth, Regl. School Dist. G.O. Bonds, 4.50%, 11/14/23	SP-1+	1,000,000	1,008,962
Lowell, Collegiate Charter School Rev. Bonds, 4.00%, 6/15/24	BB-/P	35,000	34,661
MA State Hlth. & Edl. Fac. Auth. VRDN (MA Inst. of Tech.), 3.30%, 7/1/31	VMIG 1	250,000	250,000
MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. SF-169, 4.00%, 12/1/44	Aa1	15,000	14,984

			1,308,607
Michigan (1.8%)
Detroit, G.O. Bonds, 5.00%, 4/1/25	Ba2	600,000	606,011
Flint, Hosp. Bldg. Auth. Rev. Bonds, (Hurley Med. Ctr.)
4.75%, 7/1/28	Ba1	525,000	525,548
4.75%, 7/1/28 (Prerefunded 7/1/23)	AAA/P	35,000	35,152
MI State Fin. Auth. Rev. Bonds, (Tobacco Settlement), Ser. A-1, 2.326%, 6/1/30	A	248,893	236,387

			1,403,098
Minnesota (1.0%)
Duluth, Econ. Dev. Auth. Rev. Bonds, (Benedictine Hlth. Syst. Oblig. Group), Ser. A, 3.00%, 7/1/24	BB/P	200,000	195,857
Duluth, Econ. Dev. Auth. Hlth. Care Fac. Rev. Bonds, (St. Luke's Hosp. of Duluth Oblig. Group), 5.00%, 6/15/27	BBB-	535,000	549,856
MN State Res. Hsg. Fin. Agcy. Rev. Bonds, Ser. A, 4.00%, 7/1/38	Aa1	25,000	24,924

			770,637
Missouri (4.3%)
Kansas City, Indl. Dev. Auth. Arpt. Special Oblig. Rev. Bonds
(Kansas City, Intl. Arpt.), 5.00%, 3/1/30	A2	1,000,000	1,065,276
5.00%, 3/1/27	A2	1,000,000	1,041,886
5.00%, 3/1/26	A2	500,000	516,160
Plaza at Noah's Ark Cmnty. Impt. Dist. Rev. Bonds, 3.00%, 5/1/23	B+/P	150,000	149,640
Poplar Bluff Regl. Trans. Dist. Rev. Bonds, Ser. B, 3.375%, 12/1/31	BBB	500,000	480,854

			3,253,816
Montana (—%)
MT State Board of Hsg. Rev. Bonds, Ser. A-2, FHA Insd., 3.00%, 12/1/43	Aa1	10,000	9,896

			9,896
Nebraska (1.3%)
Central Plains, Energy Mandatory Put Bonds (1/1/24), (No. 4), 5.00%, 3/1/50	A2	1,000,000	1,006,352

			1,006,352
Nevada (0.7%)
Clark Cnty., Arpt. Rev. Bonds, (Jet Aviation Fuel Tax), 5.00%, 7/1/26	A1	500,000	518,342

			518,342
New Jersey (5.6%)
Newark, G.O. Bonds, Ser. A, AGM, 5.00%, 10/1/23	AA	960,000	969,203
NJ State Econ. Dev. Auth. Rev. Bonds
Mandatory Put Bonds (12/3/29), (American Water Co., Inc.), 2.20%, 10/1/39	A1	500,000	428,834
Mandatory Put Bonds (6/1/23), (NJ-American Water Co., Inc.), 1.20%, 11/1/34	A1	500,000	496,495
NJ State Econ. Dev. Auth. Rev. Bonds
(NJ Transit Corp.), Ser. B, 5.00%, 11/1/24	A3	500,000	511,306
(School Fac. Construction), 4.97%, 9/1/27	A3	100,000	100,006
NJ State Higher Ed. Assistance Auth. Rev. Bonds, Ser. B, 5.00%, 12/1/26	Aaa	1,015,000	1,064,568
NJ State Trans. Trust Fund Auth. Rev. Bonds, Ser. AA, 5.25%, 6/15/30	A3	650,000	653,484

			4,223,896
New Mexico (0.5%)
Farmington, Poll. Control Rev. Bonds, (Pub. Service Co. of NM), Ser. B, 2.15%, 4/1/33	Baa2	250,000	202,490
NM State Hosp. Equip. Loan Council First Mtge. Rev. Bonds, (La Vida Expansion), Ser. C, 2.25%, 7/1/23	BB+/F	150,000	148,397

			350,887
New York (8.8%)
Long Island, Pwr. Auth. Elec. Syst.
Mandatory Put Bonds (9/1/26), Ser. B, 1.50%, 9/1/51	A2	200,000	184,891
Mandatory Put Bonds (9/1/25), Ser. B, 0.85%, 9/1/50	A2	500,000	463,997
NY City, Hsg. Dev. Corp.
Mandatory Put Bonds (12/22/26), (Sustainable Dev.), Ser. F-2-B, FHA Insd., 3.40%, 11/1/62	AA+	1,500,000	1,478,802
Mandatory Put Bonds (7/3/23), Ser. B-2, 2.10%, 11/1/58	AA+	105,000	104,336
NY City, Hsg. Dev. Corp. Rev. Bonds, Ser. A-1, 1.40%, 5/1/24	AA+	475,000	460,116
NY State Dorm. Auth. Rev. Bonds, (St. Joseph's College)
5.00%, 7/1/30	BBB-/F	75,000	79,959
5.00%, 7/1/29	BBB-/F	75,000	79,437
5.00%, 7/1/28	BBB-/F	75,000	78,805
5.00%, 7/1/26	BBB-/F	200,000	206,578
5.00%, 7/1/24	BBB-/F	175,000	177,036
5.00%, 7/1/23	BBB-/F	100,000	100,285
NY State Hsg. Fin. Agcy. Rev. Bonds, (Climate Bond Certified), FNMA Coll., 1.625%, 5/1/23	Aa2	525,000	523,336
NY State Trans. Special Fac. Dev. Corp. Rev. Bonds, (JFK Intl. Arpt. Term. 4, LLC), 5.00%, 12/1/25	Baa1	225,000	231,459
Port Auth. of NY & NJ Rev. Bonds, Ser. 207, 5.00%, 9/15/25	Aa3	960,000	988,339
Triborough Bridge & Tunnel Auth. Rev. Bonds, (Metro. Trans. Auth. ), Ser. A, 5.00%, 11/15/24	AA+	1,500,000	1,546,828

			6,704,204
North Carolina (0.2%)
NC State Med. Care Comm. Hlth. Care Fac. Rev. Bonds, (Lutheran Svcs. for the Aging, Inc. Oblig. Group), 3.00%, 3/1/23	BB/P	150,000	150,000

			150,000
Ohio (2.6%)
Akron Bath Coply Joint Twp. Hosp. Dist. Rev. Bonds, (Summa Hlth. Syst. Oblig. Group)
5.00%, 11/15/27	BBB+/F	180,000	190,054
5.00%, 11/15/25	BBB+/F	255,000	262,694
OH State Higher Edl. Fac. Comm. Rev. Bonds
(Cleveland Inst. of Music (The)), 5.00%, 12/1/27	BBB-	700,000	717,108
(Ashtabula Cnty. Med. Ctr.), 5.00%, 1/1/26	BBB+/F	100,000	102,127
(Ashtabula Cnty. Med. Ctr.), 5.00%, 1/1/25	BBB+/F	100,000	101,182
(Ashtabula Cnty. Med. Ctr.), 5.00%, 1/1/24	BBB+/F	90,000	90,513
Ohio State Air Qlty. Dev. Auth. Mandatory Put Bonds (6/1/27), (Duke Energy Corp.), Ser. 22B, 4.00%, 9/1/30	Baa2	500,000	496,195

			1,959,873
Pennsylvania (5.5%)
Monroeville, Fin. Auth. Rev. Bonds, (U. of Pittsburgh Med. Ctr.), Ser. B, 5.00%, 2/15/24	A2	715,000	725,289
PA State Econ. Dev. Fin. Auth. Rev. Bonds, (PennDOT Major Bridges), 5.00%, 12/31/29	Baa2	270,000	290,162
Philadelphia, Arpt. Rev. Bonds, Ser. C, 5.00%, 7/1/24	A2	750,000	760,866
Philadelphia, Auth. for Indl. Dev. City Agreement Rev. Bonds, 5.00%, 12/1/27	A2	1,560,000	1,628,782
Pittsburgh Wtr. & Swr. Auth. Mandatory Put Bonds (12/1/23), Ser. C, AGM, 4.07%, 9/1/40	AA	625,000	625,282
Westmoreland Cnty. Indl. Dev. Auth. Hlth. Syst. Rev. Bonds, (Excela Hlth. Oblig. Group), Ser. A, 4.00%, 7/1/23	Baa1	150,000	149,873

			4,180,254
Puerto Rico (0.7%)
Cmnwlth. of PR, FRN, zero %, 11/1/51	BB/P	13,471	4,614
Cmnwlth. of PR, G.O. Bonds, Ser. A1
5.375%, 7/1/25	BB/P	400,000	406,132
5.25%, 7/1/23	BB/P	124,996	125,359

			536,105
South Carolina (0.7%)
SC State Pub. Svcs. Auth. Rev. Bonds
Ser. C, 5.00%, 12/1/25	A3	355,000	369,419
Ser. E, 5.00%, 12/1/25	A3	150,000	156,093

			525,512
Tennessee (0.1%)
Metro. Nashville, Arpt. Auth. Rev. Bonds, Ser. B, 5.00%, 7/1/26	A1	50,000	51,834

			51,834
Texas (8.3%)
Fort Bend, Indpt. School Dist. Mandatory Put Bonds (8/1/26), Ser. B, PSFG, 0.72%, 8/1/51	AAA	860,000	771,917
Houston, Indpt. School Dist. Mandatory Put Bonds (6/1/25), Ser. A-2, PSFG, 3.50%, 6/1/39	Aaa	2,000,000	1,991,679
Northwest TX Indpt. School Dist. G.O. Bonds, Ser. A, PSFG, 5.00%, 2/15/24	Aaa	1,695,000	1,723,542
SA Energy Acquisition Pub. Fac. Corp. Rev. Bonds, (Gas Supply), 5.50%, 8/1/25	A2	75,000	76,837
San Antonio, Wtr. Syst. Mandatory Put Bonds (5/1/24), Ser. A, 2.625%, 5/1/49	AA+	1,000,000	988,566
Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Mandatory Put Bonds (5/15/26), (Baylor Scott & White Hlth.), 5.00%, 11/15/52	Aa3	650,000	678,774
TX State Affordable Hsg. Corp. Rev. Bonds, Ser. A, GNMA, 5.25%, 9/1/28	Aaa	55,000	55,032

			6,286,347
Utah (1.9%)
Infrastructure Agcy. Telecomm. Rev. Bonds, 5.00%, 10/15/27	BBB-/F	455,000	457,737
Salt Lake City, Arpt. Rev. Bonds, Ser. A, 5.00%, 7/1/29	A2	500,000	525,270
UT Infrastructure Agcy. Rev. Bonds, Ser. A
3.00%, 10/15/26	BBB-/F	250,000	234,204
3.00%, 10/15/23	BBB-/F	250,000	246,688

			1,463,899
Virgin Islands (0.2%)
Matching Fund Special Purpose Securitization Corp. Rev. Bonds, Ser. A, 5.00%, 10/1/25	BB/P	125,000	127,724

			127,724
Virginia (0.3%)
VA State Small Bus. Fin. Auth. Rev. Bonds, (National Sr. Campuses, Inc. Oblig. Group), 5.00%, 1/1/25	A/F	250,000	254,011

			254,011
Washington (3.3%)
Port of Seattle Rev. Bonds, Ser. B, 5.00%, 5/1/27	AA-	1,000,000	1,056,264
Seattle, Muni. Lt. & Pwr. Mandatory Put Bonds (11/1/26), Ser. B, 3.67%, 5/1/45	Aa2	1,500,000	1,472,339

			2,528,603
Wisconsin (2.1%)
WI State COP, Ser. A, 4.00%, 9/1/24	Aa2	1,545,000	1,560,496

			1,560,496

Total municipal bonds and notes (cost $75,150,194)			$74,159,432

SHORT-TERM INVESTMENTS (1.8%)(a)
	Shares	Value
Putnam Short Term Investment Fund Class P 4.72%(AFF)	1,374,000	$1,374,000

Total short-term investments (cost $1,374,000)		$1,374,000
TOTAL INVESTMENTS

Total investments (cost $76,524,194)		$75,533,432

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 2/28/23 (Unaudited)
Swap counterparty/ notional amount	Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized depreciation
Citibank, N.A.
$1,000,000	$7,657	$—	4/11/23	—	2.76% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	$(7,657)

Upfront premium received		—	Unrealized appreciation			—

Upfront premium (paid)		—	Unrealized (depreciation)			(7,657)

Total		$—			Total	$(7,657)

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from December 1, 2022 through February 28, 2023 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $75,961,255.
(RAT)	The Moody's, Standard & Poor's or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by "/F." Securities rated by Putnam are indicated by "/P." The Putnam rating categories are comparable to the Standard & Poor's classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.
(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 11/30/22	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 2/28/23
	Short-term investments
	Putnam Short Term Investment Fund*	$321,429	$17,194,065	$16,141,494	$19,369	$1,374,000

	Total Short-term investments	$321,429	$17,194,065	$16,141,494	$19,369	$1,374,000
	* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 3.42%, 4.67% and 4.97%, respectively, as of the close of the reporting period.
	The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Transportation	15.3%
	Local debt	15.1
	Health care	10.7
	Utilities	10.6
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.
	Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Total return swap contracts: The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging and gaining exposure to interest rate and term structure risk.
	To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
	For the fund's average notional amount on total return swap contracts, see the appropriate table at the end of these footnotes.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $7,657 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$74,159,432	$—
Short-term investments	—	1,374,000	—

Totals by level	$—	$75,533,432	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Total return swap contracts	$—	$(7,657)	$—

Totals by level	$—	$(7,657)	$—
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
OTC total return swap contracts (notional)	$750,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com